UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 8, 2006 (August 9, 2006)

ANADARKO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices including Zip Code)

(832) 636-1000

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K of Anadarko Petroleum Corporation (“Anadarko”) filed with the United States Securities and Exchange Commission on August 15, 2006, related to our acquisition of Kerr-McGee Corporation (“Kerr-McGee”). This Form 8-K/A amends the Form 8-K filed August 15, 2006 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Kerr-McGee as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, along with the unaudited supplemental oil and gas disclosures, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A, and are filed herewith. The unaudited consolidated financial statements of Kerr-McGee as of June 30, 2006, and for the interim periods ended June 30, 2006 and 2005, are attached as Exhibit 99.4 to this Current Report on Form 8-K/A, and are filed herewith.

The audited consolidated financial statements of Western Gas Resources, Inc. (“Western”) as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are attached as Exhibit 99.3 to this Current Report on Form 8-K/A, and are filed herewith. The unaudited consolidated financial statements of Western as of June 30, 2006, and for the interim periods ended June 30, 2006 and are filed herewith.

(b) Pro Forma Financial Information.

The pro forma financial information relating to Anadarko’s acquisitions of Kerr-McGee and Western is attached as Exhibit 99.6 to this Current Report on Form 8-K/A, and is filed herewith.

(d) Exhibits:

Exhibits not incorporated by reference to a prior filing are designated by an asterisk (*) and are filed herewith; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

Exhibit Number	Description	Original Filed Exhibit	File Number
*23.1	Consent of Ernst & Young LLP

*23.2	Consent of PricewaterhouseCoopers LLP

*23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Anadarko Petroleum Corporation 3-year financial statements	9.01(d) to Form 8-K dated September 7, 2006	1-8968

*99.2	Kerr-McGee Corporation 3-year financial statements

*99.3	Western Gas Resources, Inc. 3-year financial statements

*99.4	Kerr-McGee Corporation interim financial statements

*99.5	Western Gas Resources, Inc. interim financial statements

*99.6	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)
Dated: September 8, 2006
	By:	/s/ BRUCE W. BUSMIRE
Bruce W. Busmire - Vice President and Chief Accounting Officer